[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                    MFS(R) EMERGING
                    MARKETS EQUITY FUND

                    ANNUAL REPORT o MAY 31, 2001

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o   information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

-----------

(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/ BARRA Value Index is a market-capitalization- weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the 12 months ended May 31, 2001, Class A shares of the fund provided a total return of -8.27%, Class B shares -8.85%, Class C shares -8.90%, and
Class I shares -7.91%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -21.60% and -19.32%, respectively, over the
same period   for the fund's benchmarks, the Morgan Stanley Capital
International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Market Fund Index. The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classification, adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average emerging market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -19.06%.

Q. THE FUND'S NEGATIVE RESULTS REFLECT THE DIFFICULT ENVIRONMENT WE'VE EXPERIENCED DURING THE PAST 12 MONTHS, BUT WHAT FACTORS HELPED THE FUND OUTPERFORM ITS BENCHMARK AND LIPPER CATEGORY AVERAGE BY SUCH WIDE MARGINS?

A. A slowdown in the technology sector burdened all global markets during the period. Technology stocks reacted sharply to declining equipment sales, specifically sales of personal computers, servers, networking equipment, and wireless telephones. Fortunately, our research allowed us to anticipate this slowdown early last year, and we sharply reduced our exposure to technology stocks. At the beginning of the 12-month period, 23.4% of the portfolio's assets were held in technology stocks. At the end of the period, this allocation was reduced to 5.4% of the portfolio's assets. Our decision to reduce our technology holdings was the primary contributor to the fund's outperformance of its benchmark and its peers.

Q. WHICH SPECIFIC AREAS WERE HIT THE HARDEST?

A. We found the slowdown in technology and telecommunications spending had large ramifications in South Korea and Taiwan, where many manufacturers make components for computer and telecommunications equipment, such as dynamic random access memory (DRAM) chips. Fortunately, our analysts in Asia recognized the rapid reduction in demand for technology and telecommunications products and services before many of these companies began to announce earnings shortfalls.

Q. IN RECENT MONTHS, EMERGING MARKETS HAVE STAGED AN IMPRESSIVE COMEBACK. WHAT HAS BEEN DRIVING THIS TREND?

A. We think investors began to believe that there was cause for optimism. Given the dramatic declines we experienced in technology and telecommunications spending, we believe investors were starting to see signs that the spending cycle may have reached its low point. As a result, we believe emerging markets manufacturers could well be the first to rally if spending begins to increase. Furthermore, the slowdown in the United States prompted the Federal Reserve Board (the Fed) to begin a series of aggressive interest rate cuts, which started to lower financing costs for dominant emerging markets companies.

Q. DO YOU SEE THIS RECOVERY CONTINUING?

A. It's difficult to predict, but in general, emerging markets governments have maintained a commitment to economic and fiscal reform. Mexico continued to perform well economically and outperformed most other emerging markets. Mexico's new president, Vicente Fox, is working on proposals for wide-ranging financial modernization legislation that appears to have boosted investor confidence. Brazilian stocks have struggled in recent months, but our outlook has been cautiously optimistic, in part because the government is operating under a new fiscal responsibility law that has helped address one of the most pressing problems of the late 1990s -- the fiscal deficit.

Q. WHERE HAVE YOU FOUND OPPORTUNITIES?

A. We continued to find opportunities among an eclectic mix of companies and industries. Prominent examples included Brazilian aircraft manufacturer Embraer and Mexican airport operator Grupo Aeroportuario. Both of these companies continued to exhibit strong growth potential in our view. Another area that looked attractive to us was basic materials; this included companies such as Anglogold, one of the world's largest low-cost producers of copper and gold, which benefited from firm prices and uncertainty surrounding equity markets.

Q. WHICH STOCKS PROVIDED A SIGNIFICANT BOOST TO PERFORMANCE?

A. The strong price of platinum boosted the stock prices of our holdings in Anglo American Platinum and Impala Platinum. Other strong performers included our large positions in integrated oil companies such as PetroChina and oil exploration and production companies such as China Petroleum and Surgutneftegaz, an energy company headquartered in Russia that we believe possesses a very attractive valuation and strong growth potential.

Q. WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. While we think the fundamental business outlook for Israeli computer software manufacturer Check Point Software remained positive, the stock has suffered in recent months along with the entire technology sector. In Singapore, networking and telecommunications company Datacraft also detracted from performance as it too suffered from the broad selloff in technology stocks and the sharp reduction in information technology spending.

Q. SOME ECONOMISTS SEE THE GLOBAL ECONOMY REMAINING WEAK THROUGH THE END OF THE YEAR. WHAT'S YOUR VIEW OF THE BUSINESS ENVIRONMENT?

A. As we enter the second half of the year, we think the rally many emerging markets experienced in recent months may continue, but they are still susceptible to setbacks amid uncertainty surrounding the U.S. economy and corporate earnings. In this situation, we believe that emerging markets have offered beneficial diversification potential for U.S. investors. Although we think these markets are unlikely to entirely shrug off severe declines in developed markets, the positive fundamental business conditions for many companies and very attractive valuations nonetheless remain attractive advantages in our view. In addition, most emerging markets have achieved healthy growth rates above 3%. Our research indicates that China continues to grow at rates higher than 5% annually. We think Mexico will continue to grow at a healthy rate because their consumers have continued to spend despite slowing exports to the United States.

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this interview are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

FUND FACTS
OBJECTIVE:               SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                         PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                         MARKET COUNTRIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   OCTOBER 24, 1995

CLASS INCEPTION:         CLASS A  OCTOBER 24, 1995
                         CLASS B  OCTOBER 24, 1995
                         CLASS C  JUNE 27, 1996
                         CLASS I  JANUARY 2, 1997

SIZE:                    $61.1 MILLION NET ASSETS AS OF MAY 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2001. Index information is from November 1, 1995.)

              MFS Emerging       Lipper Emerging
           Markets Equity Fund  Markets Fund Index    MSCI EMF Index
--------------------------------------------------------------------------------
10/95           $ 9,525             $10,000             $10,000
 5/96            10,500              11,457              11,281
 5/97            12,225              12,713              12,156
 5/98            10,502               9,309               8,716
 5/99             9,078               9,018               9,018
 5/00            10,120              10,807              10,618
 5/01             9,282               8,718               8,325

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                       1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                        - 8.27%    -11.62%    -11.60%     -2.55%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              - 8.27%    - 4.03%    - 2.44%     -0.46%
------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              -12.63%    - 5.58%    - 3.38%     -1.32%
------------------------------------------------------------------------------

CLASS B
                                       1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                        - 8.85%    -13.04%    -13.85%     -5.36%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              - 8.85%    - 4.55%    - 2.94%     -0.98%
------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              -12.50%    - 5.51%    - 3.32%     -1.15%
------------------------------------------------------------------------------

CLASS C
                                       1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                        - 8.90%    -12.95%    -13.63%     -5.12%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              - 8.90%    - 4.52%    - 2.89%     -0.93%
------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge              - 9.81%    - 4.52%    - 2.89%     -0.93%
------------------------------------------------------------------------------

CLASS I
                                       1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                        - 7.91%    -10.34%    - 9.68%     -0.43%
------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge              - 7.91%    - 3.57%    - 2.01%     -0.08%
------------------------------------------------------------------------------

COMPARATIVE INDICES++
                                       1 Year    3 Years    5 Years      Life*
------------------------------------------------------------------------------
Average emerging market fund+         -19.06%    - 1.75%    - 4.64%     -1.34%
------------------------------------------------------------------------------
MSCI EMF Index#                       -21.60%    - 1.52%    - 5.90%     -3.23%
------------------------------------------------------------------------------
Lipper Emerging Markets Fund Index+   -19.32%    - 2.16%    - 5.32%     -2.43%
------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2001. Index information is from
   November 1, 1995.
++ Average annual rates of return.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be favorably or unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

FIVE LARGEST STOCK SECTORS

BASIC MATERIALS                              23.6%
ENERGY                                       22.3%
UTILITIES & COMMUNICATIONS                   16.1%
FINANCIAL SERVICES                            8.0%
CONSUMER STAPLES                              5.7%

TOP 10 STOCK HOLDINGS

CHINA PETROLEUM AND CHEMICAL CORP.  4.5%           BHP LTD.  3.8%
Chinese oil and natural gas company                Australian mining company

PETROLEO BRAZILEIRO S.A.  4.3%                     BILLITON PLC  2.9%
Brazilian oil and natural gas company              South African metals and mining company

EMBRAER AIRCRAFT CORP.  4.0%                       COMPANHIA DE BEBIDAS DAS AMERICAS  2.8%
Brazilian aircraft manufacturer                    Brazilian beverage company

CNOOC LTD.  3.9%                                   PETROCHINA CO. LTD.  2.6%
Chinese oil and natural gas company                Chinese oil and natural gas company

GRUPO AEROPORTUARIO DEL SURESTE S.A.  3.8%         ANGLO AMERICAN PLATINUM CORP. LTD.  2.5%
Airport operator in Mexico                         South African producer of platinum group metals

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2001
Stocks - 94.3%
--------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                 VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 92.8%
  Australia - 3.6%
    BHP Ltd. (Metals and Minerals)                                   192,600         $   2,195,785
--------------------------------------------------------------------------------------------------
  Austria - 0.5%
    OMV AG (Oil Services)                                              3,300         $     326,409
--------------------------------------------------------------------------------------------------
  Brazil - 14.3%
    Aracruz Celulose S.A. (Forest and Paper Products)                 26,100         $     451,791
    Banco Itau S.A. (Banks and Credit Cos.)                        8,244,400               667,803
    Companhia de Bebidas das Americas, ADR (Food and
      Beverage Products)                                              73,000             1,638,120
    Companhia Siderurgica Nacional S.A., ADR (Steel)                   1,900                38,380
    Companhia Vale do Rio Doce, ADR (Metals and Minerals)              7,620               183,642
    Embraer Aircraft Corp., ADR (Aerospace)                           55,970             2,317,158
    Itausa Investimentos Itau S.A., Preferred Conglomerate)          149,779               130,215
    Petroleo Brasileiro S.A., ADR (Oil Services)                      88,870             2,515,021
    Tele Centro Oeste Celular Participacoes S.A., ADR
      (Telecommunications)                                            20,300               174,377
    Tele Leste Celular Participacoes S.A., ADR
      (Cellular Phones)*                                                 800                33,600
    Tele Norte Celular Participacoes S.A., ADR
      (Cellular Phones)                                                2,150                57,405
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)            10,876               277,882
    Votorantim Celulose e Papel S.A., ADR (Forest and
      Paper Products)                                                 20,150               260,943
                                                                                     -------------
                                                                                     $   8,746,337
--------------------------------------------------------------------------------------------------
  Chile - 1.4%
    Antofagasta PLC (Metals and Minerals)                             14,590         $     107,806
    Banco De A. Edwards, ADR (Banks and Credit Cos.)                  13,740               224,374
    Distribucion y Servicio S.A., ADR (Supermarkets)                  22,200               354,090
    Quinenco S.A., ADR (Conglomerate)*                                21,300               167,205
                                                                                     -------------
                                                                                     $     853,475
--------------------------------------------------------------------------------------------------
  China - 16.2%
    Beijing Datang Power Generation Co. Ltd.
      (Utilities - Electric)                                       1,742,000         $     647,692
    China Mobile (Hong Kong) Ltd. (Telecom - Wireless)               121,500               590,388
    China Mobile (Hong Kong) Ltd., ADR (Telecom -
      Wireless)*                                                      30,420               740,727
    China Petroleum and Chemical Corp. (Oils)                     13,432,100             2,583,196
    China Southern Airlines Co., Ltd. (Airlines)                     894,000               315,204
    China Unicom Ltd. (Telecom - Wireline)                           200,000               325,654
    CNOOC Ltd. (Oils)                                              2,304,000             2,289,319
    Huaneng Power International, Inc. (Energy)                       548,000               342,513
    Jiangsu Expressway Co. Ltd. (Transportation)                     716,000               156,975
    PetroChina Co. Ltd. (Oils)                                     6,725,000             1,508,872
    Travelsky Technology Ltd. (Computer Software -
      Systems)                                                       452,000               376,681
                                                                                     -------------
                                                                                     $   9,877,221
--------------------------------------------------------------------------------------------------
  Croatia - 0.6%
    Pliva d.d. Co. (Medical and Health Products)                      10,940         $     116,511
    Pliva d.d. Co., GDR (Medical and Health Products)                 20,510               218,432
                                                                                     -------------
                                                                                     $     334,943
--------------------------------------------------------------------------------------------------
  Egypt - 1.0%
    Al Ahram Beverage Co. S.A., GDR (Food and Beverage
      Products)*                                                      19,810         $     227,815
    Egypt Mobile Phone (Telecom - Wireless)*                          21,360               368,228
                                                                                     -------------
                                                                                     $     596,043
--------------------------------------------------------------------------------------------------
  Estonia - 0.5%
    AS Eesti Telekom, GDR (Telecom - Wireline)                        23,550         $     318,332
--------------------------------------------------------------------------------------------------
  Greece - 3.3%
    Commercial Bank of Greece (Banks and Credit Cos.)                  6,290         $     277,152
    Cosmote S.A. (Telecom - Wireless)*                               135,630             1,201,654
    Panafon Hellenic Telecom S.A. (Telecom - Wireless)                48,900               306,743
    STET Hellas Telecommunications S.A., ADR (Telecom
      - Wireline)*                                                    27,370               223,339
                                                                                     -------------
                                                                                     $   2,008,888
--------------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)          174,000         $     602,331
--------------------------------------------------------------------------------------------------
  Hungary - 1.5%
    Gedeon Richter Ltd., GDR (Medical and Health Products)             5,100         $     282,050
    Magyar Tavkozlesi Rt., ADR (Telecom - Wireline)                   39,650               608,628
                                                                                     -------------
                                                                                     $     890,678
--------------------------------------------------------------------------------------------------
  India - 2.3%
    Hindalco Industries Ltd. (Metals and Minerals)##                  13,300         $     245,022
    Hindustan Lever Ltd. (Consumer Goods and Services)                66,000               277,987
    Housing Development Finance Corp., Ltd. (Financial
      Institutions)                                                   42,400               597,212
    Mahanagar Telephone Nigam Ltd., GDR (Telecom - Wireline)          42,320               258,152
                                                                                     -------------
                                                                                     $   1,378,373
--------------------------------------------------------------------------------------------------
  Israel - 1.4%
    Check Point Software Technologies Ltd. (Internet)*                11,144         $     600,216
    Partner Communications Co., Ltd., ADR (Telecom -
      Wireless)*                                                      60,180               240,720
                                                                                     -------------
                                                                                     $     840,936
--------------------------------------------------------------------------------------------------
  Mexico - 10.5%
    Cemex S.A., ADR (Construction Services)                           29,640         $     785,164
    Coca-Cola Femsa S.A., ADR (Food and Beverage Products)            10,760               240,486
    Global Light Telecommunications, Inc.
      (Telecommunications)*                                           47,600               154,700
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                              119,270             2,218,422
    Grupo Continential S.A. (Food and Beverage Products)             113,840               165,151
    Grupo Modelo S.A. de C.V. (Food and Beverage Products)            69,930               187,162
    Telefonos de Mexico S.A., ADR (Telecom - Wireline)                34,694             1,196,596
    Tubos de Acero de Mexico S.A. (Steel)                             31,430               400,733
    Wal-Mart de Mexico S.A. de C.V. (Retail)                         410,460             1,091,840
                                                                                     -------------
                                                                                     $   6,440,254
--------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Banco Latinoamericano de Exportaciones, S.A
      (Banks and Credit Cos.)                                          6,610         $     225,732
--------------------------------------------------------------------------------------------------
  Philippines - 0.8%
    Ayala Corp. (Real Estate)                                      1,035,000         $     147,857
    Bank of Philippine Islands (Banks and Credit Cos.)               139,500               210,357
    San Miguel Corp., "B" (Food and Beverage Products)               153,472               141,596
                                                                                     -------------
                                                                                     $     499,810
--------------------------------------------------------------------------------------------------
  Russia - 4.8%
    AO Tatneft, ADR (Oils)                                            36,010         $     370,903
    Lukoil, ADR (Oils)                                                15,700               819,540
    Mobile Telesystems, ADR (Telecom - Wireless)*                     26,140               731,920
    Surgutneftegaz, ADR (Oils)                                        54,920               783,983
    Vimpel Communications, ADR (Telecom - Wireless)                   12,800               221,056
                                                                                     -------------
                                                                                     $   2,927,402
--------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    Datacraft Asia Ltd. (Computer Software - Systems)                122,415         $     550,867
--------------------------------------------------------------------------------------------------
  South Africa - 18.0%
    Anglo American Platinum Corp. Ltd. (Metals and Minerals)          28,140         $   1,475,506
    Anglo American PLC (Metals and Minerals)                          75,000             1,208,943
    AngloGold Ltd. (Metals and Minerals)                              12,400               458,227
    Billiton PLC (Metals and Minerals)                               331,600             1,686,517
    Gencor Ltd. (Metals and Minerals)                                235,120             1,159,456
    Impala Platinum Holdings Ltd. (Metals and Minerals)               19,670             1,161,537
    Investec Group Ltd. (Banks and Credit Cos.)                        9,850               285,293
    Johnnic Communications Ltd. (Media - Cable)                       18,850               277,690
    Johnnic Holdings Ltd. (Media - Cable)                             33,850               289,056
    Liberty Group Ltd. (Insurance)                                    34,200               227,573
    M-Cell Ltd. (Telecom - Wireless)                                 110,700               293,680
    Nedcor Ltd. (Banks and Credit Cos.)                               15,400               292,235
    Old Mutual PLC (Insurance)                                       146,980               323,500
    Sanlam Ltd. (Insurance)                                          235,900               290,384
    Sappi Ltd. (Forest and Paper Products)                            16,900               166,468
    Sasol Ltd. (Oils)                                                 76,588               755,362
    South African Breweries PLC (Food and Beverage Products)          43,022               319,577
    Standard Bank Investment Corp., Ltd. (Banks and
      Credit Cos.)*                                                   74,171               312,055
                                                                                     -------------
                                                                                     $  10,983,059
--------------------------------------------------------------------------------------------------
  South Korea - 5.8%
    Hanwha Chemical Corp. (Chemicals)*                                94,700         $     293,348
    Hyundai Motor Co., Ltd. (Automotive)                              20,600               406,367
    LG Chem Investment Ltd. (Chemicals)                                5,070                61,395
    LG Chem Ltd. (Chemicals)*                                         18,592               271,617
    LG Household & Health Care Ltd.
      (Consumer Goods and Services)*                                   4,507               111,267
    Pohang Iron & Steel Co. Ltd. (Construction
      Services)                                                       12,110               988,668
    Pohang Iron & Steel Co. Ltd., ADR (Construction
      Services)                                                       16,000               325,600
    Samsung Electronics Co., Ltd (Electronics)                         6,700             1,109,687
                                                                                     -------------
                                                                                     $   3,567,949
--------------------------------------------------------------------------------------------------
  Thailand - 2.3%
    Advanced Info Service Public Co., Ltd. (Telecom -
      Wireless)                                                       29,500         $     315,863
    BEC World Public Co. (Media - Cable)                             104,500               488,081
    PTT Exploration and Production Public Co., Ltd.
      (Natural Gas)                                                  236,000               603,128
                                                                                     -------------
                                                                                     $   1,407,072
--------------------------------------------------------------------------------------------------
  Turkey - 0.7%
    Akbank T.A.S. (Banks and Credit Cos.)                         31,455,000         $     129,360
    Vestel Elektronik Sanayi ve Ticaret (Electronics)             46,604,500               125,086
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                 39,570,100               116,483
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)*                19,785,050                58,242
                                                                                     -------------
                                                                                     $     429,171
--------------------------------------------------------------------------------------------------
  Venezuela - 1.0%
    Cemex Venezuela S.A.C.A (Construction Services)                  214,100         $      67,295
    Compania Anonima Nacional Telefonos de Venezuela,
      ADR (Telecom - Wireline)                                        22,640               566,000
                                                                                     -------------
                                                                                     $     633,295
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $  56,634,362
--------------------------------------------------------------------------------------------------
  U.S. Stocks - 1.5%
      Freeport-McMoran Copper & Gold, Inc. (Metals and
        Minerals)*                                                    60,200         $     943,334
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,777,077)                                          $  57,577,696
--------------------------------------------------------------------------------------------------

Convertible Bond - 0.9%
--------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------
  Foreign Bonds - 0.9%
    Taiwan - 0.9%
      Acer Communications & Multimedia Inc., 0s, 2006
        (Computer Software - Systems)## (Identified
        Cost, $532,000)                                        $         532         $     516,040
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.1%
--------------------------------------------------------------------------------------------------
  Dow Chemical Co., due 6/01/01                                $         355         $     355,000
  General Electric Capital Corp., due 6/01/01                            601               601,000
  JP Morgan Etd, due 6/01/01                                             321               321,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $   1,277,000
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
--------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 5/31/01, due 6/01/01, total
    to be received $269,031 (secured by various U.S.
    Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                           $         269         $     269,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $55,855,077)                                     $  59,639,736
Other Assets, Less Liabilities - 2.3%                                                    1,421,433
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $  61,061,169
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
MAY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $55,855,077)       $  59,639,736
  Foreign currency, at value (identified cost, $940,436)           923,200
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    7,089,521
  Receivable for fund shares sold                                  103,905
  Receivable for investments sold                                1,336,827
  Interest and dividends receivable                                456,061
                                                             -------------
      Total assets                                           $  69,549,250
                                                             -------------
Liabilities:
  Payable to custodian                                       $     147,887
  Collateral for securities loaned, at value                     7,089,521
  Payable for fund shares reacquired                                43,725
  Payable for investments purchased                              1,124,944
  Payable to affiliates -
    Management fee                                                   1,756
    Shareholder servicing agent fee                                    168
    Distribution and service fee                                     1,257
    Administrative fee                                                  29
  Accrued expenses and other liabilities                            78,794
                                                             -------------
      Total liabilities                                      $   8,488,081
                                                             -------------
Net assets                                                   $  61,061,169
                                                             =============
Net assets consist of:
  Paid-in capital                                            $  76,115,134
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 3,761,281
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (18,708,629)
  Accumulated net investment loss                                 (106,617)
                                                             -------------
      Total                                                  $  61,061,169
                                                             =============
Shares of beneficial interest outstanding                      4,383,376
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $29,059,798 / 2,064,765 shares of
    beneficial interest outstanding)                            $14.07
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                  $14.77
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,583,997 / 1,999,187 shares of
    beneficial interest outstanding)                            $13.80
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,530,030 / 257,445 shares of
    beneficial interest outstanding)                            $13.71
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
  per share (net assets of $887,344 / 61,979 shares of
  beneficial interest outstanding)                              $14.32
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $ 1,651,189
    Interest                                                         191,622
    Foreign taxes withheld                                           (99,292)
                                                                 -----------
      Total investment income                                    $ 1,743,519
                                                                 -----------
  Expenses -
    Management fee                                               $   813,699
    Trustees' compensation                                             9,788
    Shareholder servicing agent fee                                   65,096
    Distribution and service fee (Class A)                           155,218
    Distribution and service fee (Class B)                           293,169
    Distribution and service fee (Class C)                            38,618
    Administrative fee                                                11,391
    Custodian fee                                                     95,809
    Printing                                                          43,370
    Auditing fees                                                     29,888
    Postage                                                           26,503
    Legal fees                                                         3,056
    Miscellaneous                                                    151,340
                                                                 -----------
      Total expenses                                             $ 1,736,945
    Fees paid indirectly                                             (10,358)
    Reduction of expenses by investment adviser                     (117,433)
                                                                 -----------
      Net expenses                                               $ 1,609,154
                                                                 -----------
        Net investment income                                    $   134,365
                                                                 -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(8,195,421)
    Foreign currency transactions                                   (119,735)
                                                                 -----------
      Net realized loss on investments and foreign
         currency transactions                                   $(8,315,156)
                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 2,726,267
    Translation of assets and liabilities in foreign
       currencies                                                    (21,738)
                                                                 -----------
      Net unrealized gain on investments and foreign
        currency translation                                     $ 2,704,529
                                                                 -----------
        Net realized and unrealized loss on investments
        and foreign currency                                     $(5,610,627)
                                                                 -----------
          Decrease in net assets from operations                 $(5,476,262)
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                         2001            2000
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                     $    134,365    $   (900,256)
  Net realized gain (loss) on investments and
    foreign currency transactions                    (8,315,156)     11,172,535
  Net unrealized gain (loss) on investments and
    foreign currency translation                      2,704,529      (4,224,590)
                                                   ------------    ------------
      Increase (decrease) in net assets from
        operations                                 $ (5,476,262)   $  6,047,689
                                                   ------------    ------------
Net increase (decrease) in net assets from fund
  share transactions                               $ (8,076,683)   $  2,354,272
                                                   ------------    ------------
        Total increase (decrease) in net assets    $(13,552,945)   $  8,401,961
Net assets:
  At beginning of period                             74,614,114      66,212,153
                                                   ------------    ------------
  At end of period (including accumulated net
    investment loss of $106,617 and $202,937,
    respectively)                                  $ 61,061,169    $ 74,614,114
                                                   ============    ============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                                       -------------------------------------------------------
                                                          2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------
                             CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 15.35     $ 13.77     $ 16.06     $ 18.96     $ 16.52
                                                       -------     -------     -------     -------     -------
Income from investment operations# -
  Net investment income (loss)(S)                      $  0.07     $ (0.15)    $  0.05     $ (0.02)    $ (0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                  (1.35)       1.73       (2.25)      (2.64)       2.74
                                                       -------     -------     -------     -------     -------
     Total from investment operations                  $ (1.28)    $  1.58     $ (2.20)    $ (2.66)    $  2.67
                                                       -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                           $  --       $  --       $  --       $  --       $  --
  From net realized gain on investments and foreign
    currency transactions                                 --          --          --         (0.16)      (0.23)
  In excess of net investment income                      --          --          --         (0.08)       --
  In excess of net realized gain on investments and
    foreign currency transactions                         --          --         (0.09)       --          --
                                                       -------     -------     -------     -------     -------
     Total distributions declared to shareholders      $  --       $  --       $ (0.09)    $ (0.24)    $ (0.23)
                                                       -------     -------     -------     -------     -------
Net asset value - end of period                        $ 14.07     $ 15.35     $ 13.77     $ 16.06     $ 18.96
                                                       -------     -------     -------     -------     -------
Total return++                                           (8.27)%     11.47%     (13.56)%    (14.09)%     16.43%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              2.24%       2.26%       2.45%       2.35%       2.51%
  Net investment income (loss)                            0.45%      (0.92)%      0.37%      (0.12)%     (0.42)%
Portfolio turnover                                         154%        161%        108%         83%         47%
Net assets at end of period (000 Omitted)              $29,060     $34,515     $29,233     $36,669     $37,540

(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended
    May 31, 1998 and 1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                           $  0.04     $ (0.17)    $  --       $ (0.02)    $ (0.06)
Ratios (to average net assets):
  Expenses##                                              2.42%       2.40%       --          2.31%       2.45%
  Net investment income (loss)                            0.27%      (1.06)%      --         (0.08)%     (0.37)%
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.
++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MAY 31,
                                                       ----------------------------------------------------------------------
                                                             2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $    15.13     $    13.64     $    16.00     $    18.89     $    16.47
                                                       ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
  Net investment loss(S)                               $    (0.01)    $    (0.22)    $    (0.01)    $    (0.13)    $    (0.15)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     (1.32)          1.71          (2.26)         (2.60)          2.73
                                                       ----------     ----------     ----------     ----------     ----------
     Total from investment operations                  $    (1.33)    $     1.49     $    (2.27)    $    (2.73)    $     2.58
                                                       ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions                  $     --       $     --       $     --       $    (0.16)    $    (0.16)
  In excess of netinvestment income                          --             --             --             --             --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                             --             --            (0.09)          --             --
                                                       ----------     ----------     ----------     ----------     ----------
     Total distributions declared to shareholders      $     --       $     --       $    (0.09)    $    (0.16)    $    (0.16)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                        $    13.80     $    15.13     $    13.64     $    16.00     $    18.89
                                                       ==========     ==========     ==========     ==========     ==========
Total return                                                (8.85)%        11.00%        (14.05)%       (14.49)%        15.87%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 2.74%          2.75%          2.95%          2.85%          3.04%
  Net investment loss                                       (0.04)%        (1.40)%        (0.09)%        (0.67)%        (0.87)%
Portfolio turnover                                            154%           161%           108%            83%            47%
Net assets at end of period (000 Omitted)              $   27,584     $   34,374     $   32,257     $   39,978     $   51,020

(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended
    May 31, 1998 and 1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                           $    (0.03)    $    (0.24)    $     --       $    (0.12)    $    (0.14)
Ratios (to average net assets):
  Expenses##                                                 2.92%          2.89%          --             2.81%          2.98%
  Net investment income (loss)                              (0.22)%        (1.54)%         --            (0.63)%        (0.82)%
# Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MAY 31,
                                                       -------------------------------------------------------   PERIOD ENDED
                                                             2001           2000           1999           1998  MAY 31, 1997*
-----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $    15.05     $    13.57     $    15.88     $    18.76     $    16.77
                                                       ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
  Net investment loss(S)                               $    (0.01)    $    (0.21)    $    (0.01)    $    (0.12)    $    (0.08)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                                        (1.33)          1.69          (2.21)         (2.58)          2.36
                                                       ----------     ----------     ----------     ----------     ----------
      Total from investment operations                 $    (1.34)    $     1.48     $    (2.22)    $    (2.70)    $     2.28
                                                       ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders -
From net investment income                             $     --       $     --       $     --       $    (0.02)    $     --
From net realized gain on investments and
  foreign currency transactions                              --             --             --            (0.16)         (0.29)
In excess of net realized gain on
  investments and foreign currency
  transactions                                               --             --            (0.09)          --             --
                                                       ----------     ----------     ----------     ----------     ----------
Total distributions declared to shareholders           $     --       $     --       $    (0.09)    $    (0.18)    $    (0.29)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                        $    13.71     $    15.05     $    13.57     $    15.88     $    18.76
                                                       ==========     ==========     ==========     ==========     ==========
Total return                                                (8.90)%        10.91%        (13.84)%       (14.44)%        13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 2.74%          2.75%          2.93%          2.84%          3.00%+
  Net investment loss                                       (0.06)%        (1.33)%        (0.10)%        (0.66)%        (0.48)+
Portfolio turnover                                            154%           161%           108%            83%            47%
Net assets at end of period (000 Omitted)              $    3,530     $    4,860     $    4,182     $    3,478     $    2,659
(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended
    May 31, 1998 and 1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
Net investment income (loss)                           $    (0.03)    $    (0.23)    $     --       $    (0.12)    $    (0.07)
Ratios (to average net assets):
  Expenses##                                                 2.92%          2.89%          --             2.80%          2.97%+
  Net investment income (loss)                              (0.24)%        (1.47)%         --            (0.62)%        (0.39)%+
 * For the period from the inception of Class C shares, June 27, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MAY 31,
                                                    ----------------------------------------------   PERIOD ENDED
                                                          2001        2000        1999        1998  MAY 31, 1997**
------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 15.55     $ 13.88     $ 16.11     $ 19.00        $ 16.47
                                                       -------     -------     -------     -------        -------
Income from investment operations# -
  Net investment income (loss)(S)                      $  0.15     $ (0.07)    $  0.11     $  0.08        $  0.10
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                                     (1.38)       1.74       (2.25)      (2.65)          2.43
                                                       -------     -------     -------     -------        -------
      Total from investment operations                 $ (1.23)    $  1.67     $ (2.14)    $ (2.57)       $  2.53
                                                       -------     -------     -------     -------        -------
Less distributions declared to shareholders -
  From net investment income                           $  --       $  --       $  --       $ (0.16)       $  --
  From net realized gain on investments
    and foreign currency transactions                     --          --          --         (0.16)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                          --          --         (0.09)       --             --
                                                       -------     -------     -------     -------        -------
      Total distributions declared to
        shareholders                                   $  --       $  --       $ (0.09)    $ (0.32)       $  --
                                                       -------     -------     -------     -------        -------
Net asset value - end of period                        $ 14.32     $ 15.55     $ 13.88     $ 16.11        $ 19.00
                                                       =======     =======     =======     =======        =======
Total return                                             (7.91)%     12.03%     (13.09)%    (13.66)%        15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.74%       1.74%       1.96%       1.85%          2.01%+
  Net investment income (loss)                            1.02%      (0.43)%      0.88%       0.43%          1.14%+
Portfolio turnover                                         154%        161%        108%         83%            47%
Net assets at end of period (000 Omitted)              $   887     $   865     $   540     $   428        $   299

(S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the years ended
    May 31, 1998 and 1997, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                           $ 0.12      $ (0.09)    $  --       $  0.09        $  0.10
Ratios (to average net assets):
  Expenses##                                             1.92%        1.88%       --          1.81%          1.99%+
  Net investment income (loss)                           0.84%       (0.57)%      --          0.47%          1.14%+

** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $6,818,250. These loans were collateralized by cash of $7,089,521 which was invested in the following short-term obligations:

                                                               AMORTIZED COST
                                                  SHARES            AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         7,089,521     $7,089,521
                                                                   ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2001 accumulated net investment loss increased by $38,045, accumulated net realized loss on investments and foreign currency transactions decreased by $301,568, and paid-in capital decreased by $263,523 due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At May 31, 2001, accumulated net investment loss and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital loss.

At May 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $11,563,157 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007, ($9,430,506) and May 31, 2009, ($2,132,651).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,603 for the year ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $14,690 for the year ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,373 for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,842 and $218 for Class B and Class C shares, respectively, for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2001, were $3,716, $71,226, and $788 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $95,582,999 and $105,028,966, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $56,672,846
                                                                  -----------
Gross unrealized appreciation                                     $ 6,834,297
Gross unrealized depreciation                                      (3,867,407)
                                                                  -----------
    Net unrealized appreciation                                   $ 2,966,890
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             2,948,790    $ 42,850,386       5,902,963    $ 93,421,425
Shares issued to shareholders
  in reinvestment of distributions            (13)           (143)           --              --
Shares reacquired                      (3,132,354)    (45,853,133)     (5,777,949)    (91,804,744)
                                     ------------    ------------    ------------    ------------
    Net increase (decrease)              (183,577)   $ (3,002,890)        125,014    $  1,616,681
                                     ============    ============    ============    ============

Class B shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                               938,658    $ 13,423,118       2,193,594    $ 35,396,874
Shares issued to shareholders
  in reinvestment of distributions            137           1,952            --              --
Shares reacquired                      (1,211,156)    (17,551,749)     (2,286,554)    (35,259,852)
                                     ------------    ------------    ------------    ------------
    Net increase (decrease)              (272,361)   $ (4,126,679)        (92,960)   $    137,022
                                     ============    ============    ============    ============

Class C shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                               413,295    $  5,872,679       1,048,189    $ 15,826,673
Shares issued to shareholders
  in reinvestment of distributions           --              --              --              --
Shares reacquired                        (478,667)     (6,918,770)     (1,033,626)    (15,521,954)
                                     ------------    ------------    ------------    ------------
    Net increase (decrease)               (65,372)   $ (1,046,091)         14,563    $    304,719
                                     ============    ============    ============    ============

Class I shares
                                          YEAR ENDED MAY 31, 2001         YEAR ENDED MAY 31, 2000
                                     ----------------------------    ----------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                                25,996    $    388,277          89,114    $  1,594,854
Shares issued to shareholders
  in reinvestment of distributions           --              --              --              --
Shares reacquired                         (19,652)       (289,300)        (72,420)     (1,299,004)
                                     ------------    ------------    ------------    ------------
    Net increase                            6,344    $     98,977          16,694    $    295,850
                                     ============    ============    ============    ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $5,827 for the year ended May 31, 2001. The average dollar amount of borrowings was $39,772 and the weighted average interest rate on these borrowings was 14.65%. A commitment fee of $589 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund), including the schedule of portfolio investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                   ERNST & YOUNG LLP

Boston, Massachusetts
July 6, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

MFS(R) EMERGING MARKETS EQUITY FUND

TRUSTEES                                     SECRETARY
J. Atwood Ives+ - Chairman and Chief         Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)               ASSISTANT SECRETARY
                                             James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                         CUSTODIAN
                                             State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of        AUDITORS
Business Administration                      Ernst & Young LLP

Charles W. Schmidt+ - Private Investor       INVESTOR INFORMATION
                                             For information on MFS mutual
Arnold D. Scott* - Senior Executive          funds, call your investment
Vice President, Director, and Secretary,     professional or, for an information
MFS Investment Management                    kit, call toll free: 1-800-637-2929
                                             any business day from 9 a.m. to
Jeffrey L. Shames* - Chairman and Chief      5 p.m. Eastern time (or leave a
Executive Officer, MFS Investment            message anytime).
Management
                                             INVESTOR SERVICE MFS Service
Elaine R. Smith+ - Independent Consultant    Center, Inc.
                                             P.O. Box 2281
David B. Stone+ - Chairman, North American   Boston, MA 02107-9906
Management Corp. investment adviser)
                                             For general information, call toll
INVESTMENT ADVISER                           free: 1-800-225-2606 any business
Massachusetts Financial Services Company     day from 8 a.m. to 8 p.m. Eastern
500 Boylston Street                          time.
Boston, MA 02116-3741
                                             For service to speech- or
DISTRIBUTOR                                  hearing-impaired individuals, call
MFS Fund Distributors, Inc.                  toll free: 1-800-637-6576 any
500 Boylston Street                          business day from 9 a.m. to 5 p.m.
Boston, MA 02116-3741                        Eastern time. (To use this service,
                                             your phone must be equipped with a
CHAIRMAN AND PRESIDENT                       Telecommunications Device for the
Jeffrey L. Shames*                           Deaf.)

DIRECTOR OF INTERNATIONAL                    For share prices, account balances,
EQUITY RESEARCH                              exchanges, or stock and bond
David A. Antonelli*                          outlooks, call toll free:
                                             1-800-MFS-TALK (1-800-637-8255)
                                             anytime from a touch-tone
TREASURER                                    telephone.
James O. Yost*
                                             WORLD WIDE WEB
ASSISTANT TREASURERS                         www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
*MFS Investment Management

MFS (R)EMERGING MARKETS                                         ------------
EQUITY FUND                                                       PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116- 3741


(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              FEM- 2 7/01 XXM 85/285/385/885